                                                                    Exhibit 99.1





                           MID-CENTRAL PLASTICS, INC.

                              FINANCIAL STATEMENTS

                                  MAY 29, 1998

                           MID-CENTRAL PLASTICS, INC.

                 For the Period January 1, 1998 to May 29, 1998



                                    CONTENTS


Page
INDEPENDENT AUDITORS' REPORT                                                 1


FINANCIAL STATEMENTS

Statement of Income                                                          2

Balance Sheet                                                                3

Statement of Retained Earnings                                               4

Statement of Cash Flows                                                      5

NOTES TO THE FINANCIAL STATEMENTS                                         6-10


Board of Directors and Stockholders
Mid-Central Plastics, Inc.


                          INDEPENDENT AUDITORS' REPORT


    We have audited the accompanying balance sheet of Mid-Central Plastics, Inc. as of May 29, 1998, and the related statements of income, retained earnings and cash flows for the period January 1, 1998 to May 29, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mid-Central Plastics, Inc. as of May 29, 1998, and the results of its operations and its cash flows for the period January 1, 1998 to May 29, 1998, in conformity with generally accepted accounting principles.



/s/Northup, Haines, Kaduce, Schmid, Macklin, P.C.


June 19, 1998
West Des Moines, Iowa

                           MID-CENTRAL PLASTICS, INC.

                              STATEMENT OF INCOME

                 For the Period January 1, 1998 to May 29, 1998


SALES
 Plastic                                                          $12,964,323
 Molds                                                                606,248
 Raw material                                                          92,632
                                                                  -----------

   TOTAL SALES                                                     13,663,203

COST OF SALES                                                      11,405,717
                                                                  -----------

GROSS PROFIT                                                        2,257,486
                                                                  -----------

EXPENSES
 Selling                                                              295,402
 General and administrative                                           830,219
                                                                  -----------

   TOTAL EXPENSES                                                   1,125,621
                                                                  -----------

OPERATING INCOME                                                    1,131,865
                                                                  -----------

OTHER INCOME (EXPENSE)
 Interest expense                                                     (96,539)
 Loss on sale of assets                                                (2,460)
 Interest income                                                        8,364
 Miscellaneous income                                                  30,465
                                                                  -----------

   OTHER EXPENSE, NET                                                 (60,170)
                                                                  -----------

INCOME BEFORE INCOME TAXES                                          1,071,695

PROVISION FOR INCOME TAXES - Note 3                                   427,671
                                                                  -----------


NET INCOME                                                        $   644,024
                                                                  ===========


EARNINGS PER SHARE - Basic and Diluted                            $     25.76
                                                                  ===========


WEIGHTED AVERAGES NUMBER OF COMMON SHARES
OUTSTANDING - Basic and Diluted                                        24,999
                                                                  ===========


See Notes to Financial Statements

                           MID-CENTRAL PLASTICS, INC.

                                 BALANCE SHEETS


                                     ASSETS


                                  May 29, 1998




CURRENT ASSETS
 Cash and cash equivalents                                         $   632,257
 Accounts receivable                                                 3,529,316
 Inventories - Note 1                                                2,635,002
 Mold deposits - Note 2                                                222,709
 Prepaid expenses                                                      129,335
 Deferred income tax benefit - Note 3                                   23,230
                                                                   -----------

     TOTAL CURRENT ASSETS                                            7,171,849
                                                                   -----------

PROPERTY, PLANT AND EQUIPMENT, AT COST - Note 6
 Land                                                                   30,851
 Parking lot improvements                                              304,627
 Buildings                                                           2,215,046
 Machinery                                                           9,600,164
 Office equipment                                                    1,142,237
 Automobiles and trucks                                                 79,247
 Equipment under construction                                           30,511
                                                                   -----------


                                                                    13,402,683


 Less accumulated depreciation                                       9,075,164
                                                                   -----------

     PROPERTY, PLANT AND EQUIPMENT, NET                              4,327,519
                                                                   -----------

OTHER ASSETS
 Cash surrender value, officer life insurance                           59,711
 Employee advances                                                       1,569
 Notes receivable, stockholders - Note 4                               346,316
 Prepaid expenses                                                       21,623
 Deferred income tax benefit - Note 3                                   41,764
 Non compete agreement, net of $42,149
 accumulated amortization                                              287,715
                                                                   -----------

     TOTAL OTHER ASSETS                                                758,698
                                                                   -----------


                                                                   $12,258,066
                                                                   ===========


See Notes to Financial Statements

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Notes payable, bank - Note 5                                      $ 1,550,321
 Accounts payable                                                      969,582
 Other accrued expenses                                                560,313
 Accrued income taxes                                                  176,012
 Current maturities of long
  term debt - Note 6                                                   240,668
 Current maturities of deferred
  compensation payable - Note 7                                         61,132
                                                                   -----------

   TOTAL CURRENT LIABILITIES                                         3,558,028
                                                                   -----------

LONG TERM DEBT - Note 6                                              2,007,880
                                                                   -----------

DEFERRED COMPENSATION PAYABLE - Note 7                                 108,937
                                                                   -----------

COMMITMENTS AND CONTINGENCIES - Note 8 and Note 11

STOCKHOLDERS' EQUITY
 Common stock, Class A, $10 par value,
  authorized 200,000 shares, issued
  15,000 shares                                                        150,000
 Common stock, Class B, $10 par value,
  authorized 200,000 shares, issued
  15,000 shares                                                        150,000
 Paid-in capital                                                         1,520
 Retained earnings                                                   6,724,173
                                                                   -----------
                                                                     7,025,693

LESS TREASURY STOCK, AT COST
 Common stock, Class B, 5,001 shares                                   442,472
                                                                   -----------

   TOTAL STOCKHOLDERS' EQUITY                                        6,583,221
                                                                   -----------


                                                                   $12,258,066
                                                                   ===========

                           MID-CENTRAL PLASTICS, INC.

                         STATEMENT OF RETAINED EARNINGS

                 For the Period January 1, 1998 to May 29, 1998


BALANCE
 Beginning of period                                                $6,080,149


NET INCOME FOR PERIOD                                                  644,024
                                                                    ----------

BALANCE

  End of period                                                     $6,724,173
                                                                    ==========




See Notes to Financial Statements

                           MID-CENTRAL PLASTICS, INC.

                            STATEMENT OF CASH FLOWS

                 For the Period January 1, 1998 to May 29, 1998
                          Increase (Decrease) in Cash

CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                                        $  644,024
 Adjustments to reconcile net income to
 net cash provided by operating activities:
  Depreciation                                                        275,546
  Amortization                                                          9,163
  Deferred income taxes                                                 9,012
  Imputed interest on deferred compensation                             6,579
  Loss on sale of assets                                                2,460
  Increase in cash value of life insurance                             (5,625)
  Changes in assets and liabilities:
   Accounts receivable                                               (594,654)
   Inventories                                                        285,570
   Prepaid expenses and mold deposits                                (200,158)
   Accounts payable and accrued expenses                             (686,958)
   Accrued income taxes                                               108,779
   Deferred compensation paid                                         (31,250)
                                                                   ----------

 Net Cash Used in Operating Activities                               (177,512)
                                                                   ----------

CASH FLOWS FROM INVESTING ACTIVITIES
 Additions to property, plant and equipment                          (691,544)
 Advances to stockholder                                              (30,783)
 Decrease in employee advances                                          3,422
 Advance payment on auto leases                                       (36,579)
                                                                   ----------

 Net Cash Used in Investing Activities                               (755,484)
                                                                   ----------

CASH FLOWS FROM FINANCING ACTIVITIES
 Additions to operating line of credit, net                           811,533
 Payments on long term debt                                           (94,380)
 Proceeds from long term debt                                         828,000
                                                                   ----------

 Net Cash Provided by Financing Activities                          1,545,153
                                                                   ----------

NET CHANGE IN CASH                                                    612,157

CASH, BEGINNING OF PERIOD                                              20,100
                                                                   ----------

CASH, END OF PERIOD                                                $  632,257
                                                                   ==========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
 Cash paid during the period for:
  Interest                                                         $   89,059
  Income taxes                                                        309,883



See Notes to Financial Statements

                           MID-CENTRAL PLASTICS, INC.

                       NOTES TO THE FINANCIAL STATEMENTS

                 For the Period January 1, 1998 to May 29, 1998



DESCRIPTION OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES


    NATURE OF BUSINESS - Mid-Central Plastics, Inc., founded in 1960, is a manufacturer and molder of custom plastic component parts. Most of the Company's business activity is with customers located within Iowa and surrounding states.

    INVENTORIES - Inventories are stated at the lower of cost or market value. Cost is determined using the first-in, first-out method. Plant overhead is allocated to finished goods inventory in direct proportion to the plant wages included in finished goods.

    ACCOUNTS RECEIVABLE - The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

    PREPAID AUTO LEASE - The Company is amortizing the cost of advance automobile lease payments over the twenty-four month term of the related lease.

    FAIR VALUE OF FINANCIAL INSTRUMENTS - The Company considers the recorded value of its financial assets and liabilities, which consist primarily of cash, accounts receivable, accounts payable, notes payable and long-term debt, to approximate the fair value of the respective assets and liabilities.

    EARNINGS PER SHARE - Earning per share is computed under the provisions of Statement of Financial Accounting Standards No. 128, Earnings Per Share, which was adopted retroactively by the Company at December 31, 1994. Amounts reported as earnings per share for the period ended May 29, 1998 reflect the earnings available to stockholders for the period divided by the weighted average number of common shares outstanding during the period. The Company has no dilative securities as defined under SFAS No 128, therefore, a single earnings per share amount is presented in the financial statements.

    PROPERTY, PLANT AND EQUIPMENT - Property, plant and equipment are carried at the lower of depreciated cost or fair market value. Expenditures for property and those which substantially increase useful lives are capitalized. Maintenance, repairs and minor renewals are expensed as incurred. When assets are retired or otherwise disposed of, their costs and related accumulated depreciation are removed from the accounts and the resulting gains or losses are included in income.

    Depreciation is provided by both the straight-line and declining balance methods over estimated useful lives ranging from five to ten years on equipment and fifteen to thirty-three years on buildings and improvements.

    ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could vary from estimates that were used.

                           MID-CENTRAL PLASTICS, INC.

                       NOTES TO THE FINANCIAL STATEMENTS

                 For the Period January 1, 1998 to May 29, 1998



    AMORTIZATION - Covenants not to compete by former shareholders acquired in 1996 are being amortized using the straight line method over a period of fifteen years. Amortization expense for May 29, 1998 was $9,163.

    CONCENTRATION OF CREDIT RISK - In the normal course of business, the Company extends unsecured credit to customers. The Company has cash in excess of $100,000 on deposit in individual banks. The Federal Deposit Insurance Corporation (FDIC) insures only the first $100,000 of funds at member banks.

1 - INVENTORIES

    The components of inventories as of May 29, 1998 consisted of the following:

    Raw materials                                                   $1,610,361
    Finished goods                                                     793,980
    Packaging supplies                                                 230,661
                                                                    ----------
                                                                    $2,635,002
                                                                    ==========

2 - MOLD DEPOSITS

    The Company, for the convenience of its customers, contracted with outside diemakers for the fabrication of molds required to produce specific customer orders. Deposits represented amounts paid to diemakers which had not been billed to customers. Generally, one-half of mold price is billed at the time mold production commences and the balance upon production of the first piece of product. The molds are the property of the customers. Mold deposits at May 29, 1998 totaled $222,769.

3 - INCOME TAXES

    Income tax expense for the period ended May 29, 1998 is comprised of the following:

    Current
    Federal                                                           $360,608
    State                                                               58,054
                                                                      --------

    Total Current                                                      418,662
    Deferred                                                             9,009
                                                                      --------

    Total Provision                                                   $427,671
                                                                      ========

    As of May 29, 1998, a deferred tax asset of $64,994 had been recognized for the taxable temporary difference related to deferred employee compensation. For financial statement purposes, deferred employee compensation was deducted as the services were performed. For tax purposes, these costs were not deductible until paid (see Note 7).

                           MID-CENTRAL PLASTICS, INC.

                       NOTES TO THE FINANCIAL STATEMENTS

                 For the Period January 1, 1998 to May 29, 1998


   The deferred tax asset has been classified in the balance sheet as follows:

                   Current                                  $23,230
                   Long term                                 41,764
                                                            -------

                   Total deferred income tax benefit        $64,994
                                                            =======


    The Company has not recorded a valuation allowance for the deferred tax asset as they feel that it is more likely then not that it will be ultimately realized.

4 - NOTE RECEIVABLE, STOCKHOLDERS

    The Company had made cumulative advances totaling $346,316 in May 29, 1998 to its stockholders. These notes bear interest equal to the federal short term applicable rate adjusted monthly (6.3%). These notes were repaid upon the sale of the shareholders ownership interest after the close of business on May 29, 1998 (see Note 12).

5 - NOTES PAYABLE, BANK

    On May 29, 1998, the Company had available a $2,500,000 line of credit with Bankers Trust Company. The line of credit bears interest at the bank's prime rate adjusted daily (8.50%). Interest only is paid monthly until maturity of the note on May 1, 1999 when any unpaid principal balance plus accrued interest is due. This loan is secured by all assets of the Company.

    The Company utilized a managed disbursement account in conjunction with both of the above operating lines of credit. Under the agreement, idle cash in the operating checking account is applied daily against the operating line of credit balance. If the checking account balance drops below zero, cash is advanced from the operating credit line to eliminate any deficiency. Interest is credited to the Company when the operating checking account balance exceeds outstanding advances against the credit line.

    At May 29, 1998 the outstanding balances under the operating line of credit consisted of the following:


    Direct loans                                                    $  666,926
    Outstanding checks awaiting clearing                               883,395
                                                                    ----------

    Total balance due on credit line                                $1,550,321
                                                                    ==========

    This line of credit was paid and terminated after the close of business on May 29, 1998 (see Note 12).

6 - LONG TERM DEBT

    Long term debt consisted of the following:

    Mortgage loan payable to Bankers Trust Company
     due in monthly installments of $13,333 plus interest
     at the bank's prime rate adjusted daily (8.50%);
     this loan is secured by equipment and real estate              $1,266,675


                           MID-CENTRAL PLASTICS, INC.




                       NOTES TO THE FINANCIAL STATEMENTS

                 For the Period January 1, 1998 to May 29, 1998




    Equipment loan payable to Bankers Trust Company
     due in monthly installments of $2,983 including
     interest at 8.47%; this loan is secured by a press                172,992
    Equipment loan payable to Bankers Trust Company
     due in monthly installment of $10,071 including
     interest at 7.94%; this loan is also secured by a press           808,881
                                                                    ----------
                                                                     2,248,548
    Less current maturities                                            240,668
                                                                    ----------
    Total long term debt                                            $2,007,880
                                                                    ==========

    Payments required on long term debt in future years are as follows:

                   1999                                  $240,668
                   2000                                   247,438
                   2001                                   254,776
                   2002                                   262,730
                   2003                                   271,352
                Thereafter                                971,584


    These notes were paid after the close of business on May 29, 1998 (see
    Note 12).

7 - DEFERRED COMPENSATION PAYABLE

    The Company has a deferred compensation obligation that originated from an employment contract with the former chief executive officer who retired in 1991. The compensation agreement provided for a ten year annuity based on years of service with the Company from the effective date of the agreement (January 1, 1976) to his retirement on January 1, 1991. Liability for the ten year annuity, which is being paid in monthly installments of $6,250, had been accrued at its present value using a discount rate of 9.75% and totaled $170,069.

    The current and long term portion of the deferred compensation payable are reported in the balance sheet.

8 - COMMITMENTS

    The Company, pursuant to a buy-sell agreement with its shareholders, had agreed to repurchase, at a price to be determined by a formula, all or a part of the shares of a shareholder who becomes deceased. Payment was to be 10% down with the balance payable over ten years. In addition, the Company has options to purchase shares of any stockholder desiring to dispose of shares during their lifetime. After the close of business on May 29, 1998, these agreements were terminated (see Note 12).

9 - MAJOR CUSTOMERS

    Sales to two publicly traded, international customers consisted of approximately 67% of total sales for 1998. Sales to the one major customer, a manufacturer of agricultural related machinery and equipment, totaled 48% for 1998. The second customer, a manufacturer of snowmobiles and recreational vehicles, purchased 19% of all sales for 1998.

                           MID-CENTRAL PLASTICS, INC.

                       NOTES TO THE FINANCIAL STATEMENTS

                 For the Period January 1, 1998 to May 29, 1998



     Sales to fifteen individual operating entities of the agricultural customer and the three operating entities for the recreational vehicle manufacturer have been aggregated for calculation of these percentages.

     Total accounts receivable from the agricultural customer and the recreational vehicle manufacturer at May 29, 1998 amounted to $2,173,027.

10 - EMPLOYEE BENEFIT PLANS

     The Company sponsors a profit sharing and 401(k) salary-reduction plan which covers substantially all employees. Contributions to the profit sharing plan are at the discretion of the Board of Directors. Profit sharing plan contributions of $129,083 was approved for 1998. The Company matches 25% of an employee's voluntary salary-reduction contributions to a maximum 3% of total compensation. The employer matching expense was $30,692 May 29, 1998. Fees paid by the Company for plan administration for May 29, 1998 was $16,478.

11 - CONTINGENCY - PENDING IRS EXAMINATION

     Late in 1997, the Internal Revenue Service started an examination of the Company's federal income tax returns for the years 1995 and 1996. The examining agent has focused on two issues. First, he is requesting addition information as to the allocation of overhead to the Company's finished goods inventory. Second, the agent is considering the possibility that the costs to obtain International Standards Organization (ISO 9000) certification may be a capital asset subject to depreciation over seventeen years. These costs have been previously expensed when incurred.

     Management feels the effect of any adjustment proposed by the agent will not have a material affect to the financial statements.

12 - SUBSEQUENT EVENT

     On April 27, 1998, the stockholders of Mid-Central Plastics, Inc. unanimously entered into an agreement to sell their ownership interest to Morton Industrial Group, Inc. The contract was consummated after the close of business on May 29, 1998.

     Theses financial statements do not reflect the infusion of cash by the Morton Industrial Group, Inc. and related payoff and termination of the operating line of credit, mortgage and equipment acquisition debts to Bankers Trust Company which was after the closing on May 29, 1998.